FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2014 Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2014	December 31, 2013
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2014 - $6,029,051; 2013 - $5,828,539)	$6,559,738	$6,081,753
Equity securities - available for sale, at fair value (cost: 2014 - $105,368; 2013 - $90,071)	111,402	91,555
Mortgage loans	597,416	575,861
Real estate	4,066	4,084
Policy loans	181,048	176,993
Short-term investments	48,987	108,677
Other investments	2,444	1,079
Total investments	7,505,101	7,040,002

Cash and cash equivalents	31,672	6,370
Securities and indebtedness of related parties	122,899	116,305
Accrued investment income	75,987	75,186
Amounts receivable from affiliates	3,004	3,145
Reinsurance recoverable	99,484	100,001
Deferred acquisition costs	255,182	335,514
Value of insurance in force acquired	15,973	23,579
Other assets	74,131	67,266
Assets held in separate accounts	712,533	693,955

Total assets	$8,895,966	$8,461,323

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2014	December 31, 2013
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,415,108	$4,278,871
Traditional life insurance and accident and health products	1,545,388	1,515,139
Other policy claims and benefits	36,122	45,530
Supplementary contracts without life contingencies	344,310	349,761
Advance premiums and other deposits	251,680	240,441
Amounts payable to affiliates	1,106	408
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	3,530	1,499
Deferred income taxes	192,751	122,839
Other liabilities	99,310	71,089
Liabilities related to separate accounts	712,533	693,955
Total liabilities	7,698,838	7,416,532

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,702,093 shares in 2014 and 24,742,942 shares in 2013	142,127	134,993
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2014 and 2013	72	72
Accumulated other comprehensive income	242,334	119,067
Retained earnings	809,528	787,609
Total FBL Financial Group, Inc. stockholders' equity	1,197,061	1,044,741
Noncontrolling interest	67	50
Total stockholders' equity	1,197,128	1,044,791
Total liabilities and stockholders' equity	$8,895,966	$8,461,323

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Revenues:
Interest sensitive product charges	$27,361	$26,795	$54,452	$52,099
Traditional life insurance premiums	47,444	46,058	92,936	90,992
Net investment income	95,215	92,898	187,846	183,708
Net realized capital gains on sales of investments	2,806	7,435	2,266	11,367

Total other-than-temporary impairment losses	—	(199)	—	(845)
Non-credit portion in other comprehensive income	—	—	—	—
Net impairment losses recognized in earnings	—	(199)	—	(845)
Other income	3,011	3,696	6,872	7,410
Total revenues	175,837	176,683	344,372	344,731

Benefits and expenses:
Interest sensitive product benefits	51,763	48,631	105,143	96,923
Traditional life insurance benefits	41,991	40,263	83,488	80,069
Policyholder dividends	2,907	3,395	6,252	6,753
Underwriting, acquisition and insurance expenses	35,274	37,335	68,718	72,359
Interest expense	1,086	1,838	2,298	3,813
Other expenses	4,383	4,818	8,511	9,202
Total benefits and expenses	137,404	136,280	274,410	269,119
	38,433	40,403	69,962	75,612
Income taxes	(12,339)	(13,378)	(22,567)	(24,961)
Equity income, net of related income taxes	2,531	2,528	4,179	3,840
Net income	28,625	29,553	51,574	54,491
Net loss attributable to noncontrolling interest	17	34	60	62
Net income (loss) attributable to FBL Financial Group, Inc.	$28,642	$29,587	$51,634	$54,553

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$82,429	$(101,382)	$174,901	$(70,512)

Earnings per common share	$1.15	$1.14	$2.07	$2.12
Earnings per common share - assuming dilution	$1.14	$1.13	$2.06	$2.10

Cash dividends per common share	$0.35	$0.11	$0.70	$0.22

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Operating revenues:
Interest sensitive product charges	$26,848	$32,177	$27,216	$27,091	$27,361
Traditional life insurance premiums	46,058	43,883	46,069	45,492	47,444
Net investment income	93,579	94,449	93,226	92,321	93,772
Other income	3,696	3,288	3,808	3,861	3,011
Total operating revenues	170,181	173,797	170,319	168,765	171,588

Benefits and expenses:
Interest sensitive product benefits	48,721	53,438	53,222	53,501	51,767
Traditional life insurance benefits	40,263	39,726	40,675	41,497	41,991
Policyholder dividends	3,395	3,244	3,322	3,345	2,907
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	7,391	5,696	6,139	5,653	6,186
Amortization of deferred acquisition costs	9,462	7,978	6,810	7,947	6,633
Amortization of value of insurance in force acquired	782	632	549	449	694
Other underwriting expenses	19,183	19,857	19,232	19,364	21,343
Total underwriting, acquisition and insurance expenses	36,818	34,163	32,730	33,413	34,856
Interest expense	1,838	1,833	1,217	1,212	1,086
Other expenses	4,818	5,037	4,175	4,128	4,383
Total benefits and expenses	135,853	137,441	135,341	137,096	136,990
	34,328	36,356	34,978	31,669	34,598
Income taxes	(11,253)	(11,694)	(11,491)	(10,276)	(10,999)
Net loss attributable to noncontrolling interest	34	68	35	43	17
Equity income, net of related income taxes	2,528	1,829	1,741	1,648	2,531
Operating income	25,637	26,559	25,263	23,084	26,147

Realized gains/losses on investments, net of offsets	4,413	406	1,492	(328)	1,737
Change in net unrealized gains/losses on derivatives, net of offsets	(463)	88	197	236	758
Net income attributable to FBL Financial Group, Inc.	$29,587	$27,053	$26,952	$22,992	$28,642

Operating income per common share - assuming dilution	$0.98	$1.02	$1.00	$0.92	$1.05
Earnings per common share - assuming dilution	$1.13	$1.04	$1.07	$0.91	$1.14

Weighted average common shares outstanding (in thousands):
Basic	25,833	25,770	24,896	24,937	24,835
Effect of dilutive securities	243	260	233	180	148
Diluted	26,076	26,030	25,129	25,117	24,983

Operating return on equity, excluding AOCI - last twelve months	9.8%	10.7%	10.8%	10.8%	10.8%
Operating return on equity, including AOCI - last twelve months	7.7%	8.5%	8.9%	9.0%	9.1%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$511	$15,335	$11,515	$27,361
Traditional life insurance premiums	—	47,444	—	47,444
Net investment income	48,985	36,137	8,650	93,772
Other income	—	(79)	3,090	3,011
Total operating revenues	49,496	98,837	23,255	171,588

Benefits and expenses:
Interest sensitive product benefits	26,047	19,141	6,579	51,767
Traditional life insurance benefits	—	41,991	—	41,991
Policyholder dividends	—	2,907	—	2,907
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	562	4,873	751	6,186
Amortization of deferred policy acquisition costs	2,740	3,279	614	6,633
Amortization of value of insurance in force acquired	583	111	—	694
Other underwriting expenses	4,915	14,654	1,774	21,343
Total underwriting, acquisition and insurance expenses	8,800	22,917	3,139	34,856
Interest expense	—	—	1,086	1,086
Other expenses	—	—	4,383	4,383
Total benefits and expenses	34,847	86,956	15,187	136,990
	14,649	11,881	8,068	34,598
Net loss attributable to noncontrolling interest	—	—	17	17
Equity loss, before tax	—	—	(1,119)	(1,119)
Pre-tax operating income	$14,649	$11,881	$6,966	$33,496

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended June 30, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$344	$14,500	$12,004	$26,848
Traditional life insurance premiums	—	46,058	—	46,058
Net investment income	48,889	35,064	9,626	93,579
Other income	—	(69)	3,765	3,696
Total operating revenues	49,233	95,553	25,395	170,181

Benefits and expenses:
Interest sensitive product benefits	25,399	17,362	5,960	48,721
Traditional life insurance benefits	—	40,263	—	40,263
Policyholder dividends	—	3,395	—	3,395
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	595	5,866	930	7,391
Amortization of deferred acquisition costs	1,160	4,385	3,917	9,462
Amortization of value of insurance in force acquired	369	413	—	782
Other underwriting expenses	4,637	12,866	1,680	19,183
Total underwriting, acquisition and insurance expenses	6,761	23,530	6,527	36,818
Interest expense	—	—	1,838	1,838
Other expenses	—	—	4,818	4,818
Total benefits and expenses	32,160	84,550	19,143	135,853
	17,073	11,003	6,252	34,328
Net loss attributable to noncontrolling interest	—	—	34	34
Equity loss, before tax	—	—	(245)	(245)
Pre-tax operating income	$17,073	$11,003	$6,041	$34,117

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$344	$279	$300	$554	$511
Net investment income	48,889	50,156	49,464	49,025	48,985
Total operating revenues	49,233	50,435	49,764	49,579	49,496

Benefits and expenses:
Interest sensitive product benefits	25,399	25,754	26,476	26,755	26,047
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	595	458	564	454	562
Amortization of deferred acquisition costs	1,160	2,748	2,693	2,461	2,740
Amortization of value of insurance in force acquired	369	208	166	143	583
Other underwriting expenses	4,637	4,840	4,454	4,319	4,915
Total underwriting, acquisition and insurance expenses	6,761	8,254	7,877	7,377	8,800
Total benefits and expenses	32,160	34,008	34,353	34,132	34,847
Pre-tax operating income	$17,073	$16,427	$15,411	$15,447	$14,649

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,642,460	$3,639,855	$3,645,736	$3,713,165	$3,803,609
Deferred acquisition costs	83,352	82,734	82,404	82,901	82,838
Value of insurance in force acquired	8,737	8,531	8,364	8,224	7,631

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,136,084	$3,162,323	$3,172,598	$3,232,193	$3,271,567
Other insurance reserves	380,612	377,388	376,879	375,232	375,869
Allocated equity, excluding AOCI	267,269	269,018	269,760	266,949	269,910

Other data:
Number of direct contracts	53,265	53,232	53,252	53,179	53,132

Portfolio yield net of assumed defaults	5.18%	5.14%	5.11%	5.07%	5.00%
Credited rate	2.99	2.99	2.99	2.97	2.88
Spread on fixed annuities at end of quarter (1)	2.19%	2.15%	2.12%	2.10%	2.12%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,376,892	$2,398,586	$2,424,202	$2,460,609	$2,508,669
Deposits	60,470	56,325	64,936	85,207	81,167
Withdrawals, surrenders and death benefits	(46,431)	(37,407)	(36,221)	(43,079)	(46,974)
Net flows	14,039	18,918	28,715	42,128	34,193

Policyholder interest	17,382	17,478	17,836	17,946	17,875
Annuitizations and other	(9,727)	(10,780)	(10,144)	(12,014)	(11,419)
Balance, end of period	2,398,586	2,424,202	2,460,609	2,508,669	2,549,318
Other interest sensitive reserves	737,498	738,121	711,989	723,524	722,249
Total interest sensitive product reserves	$3,136,084	$3,162,323	$3,172,598	$3,232,193	$3,271,567

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$14,500	$20,831	$15,136	$14,760	$15,335
Traditional life insurance premiums	46,058	43,883	46,069	45,492	47,444
Net investment income	35,064	35,210	35,507	35,650	36,137
Other income	(69)	(73)	(129)	(85)	(79)
Total operating revenues	95,553	99,851	96,583	95,817	98,837

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,731	8,057	8,093	8,002	8,100
Death benefits and other	9,631	11,582	8,982	11,410	11,041
Total interest sensitive product benefits	17,362	19,639	17,075	19,412	19,141
Traditional life insurance benefits:
Death benefits	15,680	18,740	17,917	19,754	18,260
Surrender and other benefits	9,064	8,263	8,690	9,009	7,200
Increase in traditional life future policy benefits	15,519	12,723	14,068	12,734	16,531
Total traditional life insurance benefits	40,263	39,726	40,675	41,497	41,991
Policyholder dividends	3,395	3,244	3,322	3,345	2,907
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,866	4,407	4,622	4,152	4,873
Amortization of deferred acquisition costs	4,385	4,667	3,686	3,831	3,279
Amortization of value of insurance in force acquired	413	424	383	306	111
Other underwriting expenses	12,866	13,481	13,204	13,182	14,654
Total underwriting, acquisition and insurance expenses	23,530	22,979	21,895	21,471	22,917
Total benefits and expenses	84,550	85,588	82,967	85,725	86,956
Pre-tax operating income	$11,003	$14,263	$13,616	$10,092	$11,881

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,404,847	$2,462,296	$2,473,047	$2,526,787	$2,569,762
Deferred acquisition costs	209,078	210,818	216,743	219,974	224,374
Value of insurance in force acquired	22,381	21,957	21,571	21,266	21,154

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$736,341	$761,236	$774,614	$787,436	$801,942
Other insurance reserves	1,649,913	1,660,841	1,679,942	1,695,142	1,715,370
Allocated equity, excluding AOCI	286,444	292,699	298,612	290,063	295,783

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	357,192	356,605	358,924	359,299	360,008
Number of direct policies - universal life	60,533	60,518	61,250	61,219	61,526
Direct face amounts - traditional life	$41,696,782	$42,030,894	$42,865,933	$43,359,093	$44,033,818
Direct face amounts - universal life	$6,007,750	$6,062,960	$6,189,967	$6,235,767	$6,322,240

Portfolio yield net of assumed defaults	5.53%	5.49%	5.48%	5.47%	5.43%
Credited rate	4.08	4.04	3.93	3.93	3.94
Spread on universal life at end of quarter (1)	1.45%	1.45%	1.55%	1.54%	1.49%

Interest sensitive reserve activity:
Balance, beginning of period	$707,123	$736,341	$761,236	$774,614	$787,436
Deposits	40,014	33,649	24,838	27,289	28,116
Withdrawals and surrenders	(5,064)	(4,206)	(4,115)	(6,541)	(5,658)
Net flows	34,950	29,443	20,723	20,748	22,458

Policyholder interest	6,950	7,193	7,405	7,370	7,416
Policy charges	(15,202)	(15,050)	(15,668)	(15,631)	(15,943)
Benefits and other	2,520	3,309	918	335	575
Balance, end of period	$736,341	$761,236	$774,614	$787,436	$801,942

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,004	$11,067	$11,780	$11,777	$11,515
Net investment income	9,626	9,083	8,255	7,646	8,650
Other income	3,765	3,361	3,937	3,946	3,090
Total operating revenues	25,395	23,511	23,972	23,369	23,255

Benefits and expenses:
Interest sensitive product benefits	5,960	8,045	9,671	7,334	6,579
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	930	831	953	1,047	751
Amortization of deferred acquisition costs	3,917	563	431	1,655	614
Other underwriting expenses	1,680	1,536	1,574	1,863	1,774
Total underwriting, acquisition and insurance expenses	6,527	2,930	2,958	4,565	3,139
Interest expense	1,838	1,833	1,217	1,212	1,086
Other expenses	4,818	5,037	4,175	4,128	4,383
Total benefits and expenses	19,143	17,845	18,021	17,239	15,187
	6,252	5,666	5,951	6,130	8,068
Net loss attributable to noncontrolling interest	34	68	35	43	17
Equity loss, before tax	(245)	(1,325)	(1,362)	(1,580)	(1,119)
Pre-tax operating income	$6,041	$4,409	$4,624	$4,593	$6,966

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$693,058	$645,686	$666,521	$625,172	$595,009
Deferred acquisition costs	91,361	92,225	91,917	90,434	89,814
Separate account assets	641,248	665,252	693,955	694,570	712,533

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$326,726	$329,495	$328,702	$331,594	$332,532
Other insurance reserves	95,402	95,213	96,840	97,534	94,983
Separate account liabilities	641,248	665,252	693,955	694,570	712,533
Allocated equity, excluding AOCI	414,728	336,539	354,302	375,201	386,034

Rollforward of separate account balances:
Beginning separate account balance	$651,474	$641,248	$665,252	$693,955	$694,570
Net premiums	8,214	5,114	5,262	8,413	9,595
Net investment income	2,112	36,448	44,798	10,797	28,568
Charges, benefits and surrenders	(20,552)	(17,558)	(21,357)	(18,595)	(20,200)
Ending separate account balance	$641,248	$665,252	$693,955	$694,570	$712,533

Other data:
Number of direct contracts - variable annuity	13,458	13,138	12,941	12,735	12,493
Number of direct policies - variable universal life	45,714	45,208	44,690	44,155	43,634
Direct face amounts - variable universal life	$5,678,574	$5,603,017	$5,547,580	$5,473,919	$5,418,472

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,653	$83,352	$82,734	$82,404	$82,901
Capitalization:
Commissions	1,976	1,868	2,222	2,655	2,532
Expenses	220	233	137	270	223
Deferral of sales inducements	—	—	—	—	48
Total capitalization	2,196	2,101	2,359	2,925	2,803
Amortization - operating basis, before impact of unlocking	(2,790)	(2,748)	(2,691)	(2,461)	(2,938)
Amortization - unlocking, operating basis	1,630	—	—	—	197
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(337)	29	2	33	(125)
Balance - end of period	$83,352	$82,734	$82,404	$82,901	$82,838

Life Insurance
Balance - beginning of period	$205,065	$209,078	$210,818	$216,743	$219,974
Capitalization:
Commissions	5,024	4,027	6,392	3,797	4,821
Expenses	3,134	2,725	2,680	3,055	2,559
Deferral of sales inducements	319	70	655	244	387
Total capitalization	8,477	6,822	9,727	7,096	7,767
Amortization - operating basis, before impact of unlocking	(3,573)	(4,896)	(3,773)	(3,865)	(3,427)
Amortization - unlocking, operating basis	(959)	—	—	—	60
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	68	(186)	(29)	—	—
Balance - end of period	$209,078	$210,818	$216,743	$219,974	$224,374

Corporate and Other
Balance - beginning of period	$95,286	$91,361	$92,225	$91,917	$90,434
Capitalization:
Commissions	238	144	217	267	239
Deferral of sales inducements	5	1	25	2	21
Total capitalization	243	145	242	269	260
Amortization - operating basis, before impact of unlocking	(3,036)	(499)	(477)	(1,685)	(1,237)
Amortization - unlocking, operating basis	(926)	—	—	—	640
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(206)	1,218	(73)	(67)	(283)
Balance - end of period	$91,361	$92,225	$91,917	$90,434	$89,814

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
		(Dollars in thousands)
Total
Balance - beginning of period	$383,004	$383,791	$385,777	$391,064	$393,309
Capitalization:
Commissions	7,238	6,039	8,831	6,719	7,592
Expenses	3,354	2,958	2,817	3,325	2,782
Deferral of sales inducements	324	71	680	246	456
Total capitalization	10,916	9,068	12,328	10,290	10,830
Amortization - operating basis, before impact of unlocking	(9,399)	(8,143)	(6,941)	(8,011)	(7,602)
Amortization - unlocking, operating basis	(255)	—	—	—	897
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(475)	1,061	(100)	(34)	(408)
Balance - end of period	383,791	385,777	391,064	393,309	397,026
Impact of realized/unrealized gains/losses in AOCI	(83,327)	(67,211)	(55,550)	(105,551)	(141,844)
Deferred acquisition costs	$300,464	$318,566	$335,514	$287,758	$255,182

FBL Financial Group, Inc.
Collected Premiums

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$26,752	$27,567	$22,538	$31,211	$35,166
Renewal	29,367	23,172	22,910	32,374	30,110
Total fixed rate	56,119	50,739	45,448	63,585	65,276
Index annuity	3,495	5,932	11,732	21,219	17,063
Total individual	59,614	56,671	57,180	84,804	82,339
Group	2,760	1,706	2,271	1,448	2,235
Total Annuity	62,374	58,377	59,451	86,252	84,574

Life Insurance
Direct:
Universal life:
First year	24,123	19,113	9,290	10,318	11,374
Renewal	14,899	13,815	14,762	16,468	16,062
Total universal life	39,022	32,928	24,052	26,786	27,436
Participating whole life:
First year	2,817	2,922	2,968	2,513	2,673
Renewal	24,968	23,342	24,103	25,067	25,107
Total participating whole life	27,785	26,264	27,071	27,580	27,780
Term life and other:
First year	2,879	2,678	2,880	2,714	2,943
Renewal	19,889	19,992	20,584	21,455	21,317
Total term life and other	22,768	22,670	23,464	24,169	24,260
Total direct life insurance	89,575	81,862	74,587	78,535	79,476
Reinsurance	(5,113)	(4,915)	(5,175)	(5,697)	(5,890)
Total Life Insurance	84,462	76,947	69,412	72,838	73,586

Corporate and Other
Variable, net of reinsurance	18,680	14,809	15,334	19,569	18,147
Accident and health, net of reinsurance	39	32	275	64	40
Total Corporate and Other	18,719	14,841	15,609	19,633	18,187

Total collected premiums	$165,555	$150,165	$144,472	$178,723	$176,347

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2014	2014
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$25,000	$—	$—	$—
Senior notes with affiliates	50,000	—	—	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	147,000	122,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	968,441	898,256	922,674	932,213	951,727
Total capitalization, excluding AOCI	1,118,441	1,023,256	1,022,674	1,032,213	1,051,727

Accumulated other comprehensive income	164,788	135,316	119,067	188,547	242,334
Total capitalization, including AOCI	$1,283,229	$1,158,572	$1,141,741	$1,220,760	$1,294,061

Common shares outstanding	25,614,196	24,717,212	24,754,355	24,701,852	24,713,506

Book Value per Share:
Excluding AOCI	$37.81	$36.34	$37.27	$37.74	$38.51
Including AOCI	44.24	41.82	42.08	45.37	48.32

Debt-to-Capital Ratio:
Excluding AOCI	13.1%	11.9%	9.5%	9.4%	9.2%
Including AOCI	11.5	10.5	8.5	7.9	7.5

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.5%	2.4%	—%	—%	—%
Including AOCI	3.9	2.2	—	—	—

Class A Common Ownership:
Iowa Farm Bureau Federation	60.3%	59.7%	59.7%	59.8%	59.8%
Other Farm Bureau entities	5.7	5.9	5.7	6.3	6.3
Public	34.0	34.4	34.6	33.9	33.9
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2014	2014

Quality of Fixed Maturity Securities:
AAA, AA, A	62.7%	61.9%	61.3%	61.8%	63.5%
BBB	32.9	33.5	34.3	33.8	32.5
BB	2.6	2.8	2.7	2.7	2.6
<BB	1.8	1.8	1.7	1.7	1.4

Investment by Type:
Fixed maturity securities	66.2%	66.9%	66.8%	67.4%	67.3%
Residential mortgage-backed	8.4	7.7	7.4	7.3	7.1
Commercial mortgage-backed	6.3	6.1	5.7	6.0	6.6
Other asset-backed	6.5	6.6	6.5	6.4	6.4
Mortgage loans	8.1	8.1	8.2	8.0	8.0
Equity securities	1.1	1.2	1.3	1.4	1.5
Other	3.4	3.4	4.1	3.5	3.1

Agent Strength Totals:
Full time agents
8-state Farm Bureau Property & Casualty channel	1,111	1,088	1,121	1,117	1,126
7 life partner states (1)	682	681	680	677	675
	1,793	1,769	1,801	1,794	1,801

Reserve agents (2)	—	—	—	6	64

(1) Includes Greenfields Life Insurance Company agents in Colorado.
(2) Our reserve agent program allows individuals to work on a trial basis with the goal of becoming full time agents.

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,540)	$(1,473)	$(1,914)	$(1,761)	$(1,669)
Other equity method investments	1,295	148	552	181	550
	(245)	(1,325)	(1,362)	(1,580)	(1,119)
Income taxes:
Taxes on equity income (loss)	87	463	477	566	379
Investment tax credits	2,686	2,691	2,626	2,662	3,271
Equity income, net of related income taxes	$2,528	$1,829	$1,741	$1,648	$2,531